            SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

EASTERN GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-52151
      88-0441307

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 497-2555

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Eastern Goldfields, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.02.    Termination of a Material Definitive Agreement

On May 20, 2009, we paid the sum of 92,269,285 (Rand) to Investec Bank Limited (“Investec”) in payment of all amounts due Investec under the bridging facility (term loan) we obtained from Investec on May 27, 2008.  The amount paid included repayment of 80,000,000 (Rand) in principal, 12,225,335 (Rand) in interest, and 43,950 (Rand) in other charges.

In receiving the payment, Investec also released its security interest in all of our assets.

We originally obtained the bridging facility (term loan) primarily to fund the acquisition of Barbrook Mines Limited from Maid 'O The Mist (Proprietary) Limited, a company incorporated in the Republic of South Africa and a subsidiary of Caledonia Mining Corporation Limited, a company incorporated in Canada.

In addition to repayment of principal, payment of interest and other charges, in November 2008 we granted Investec 820,000 common stock purchase warrants for the purchase of 820,000 shares of our Common Stock at an exercise price equal to the lower of $3.75 per share and the price at which we raise equity capital in our next offering.  The Warrants were granted in consideration of Investec’s extension of the maturity date of the bridging facility (term loan) from November 28, 2008 to May 29, 2009 (the “Loan Extension”).

With the payment of these sums to Investec, we have fulfilled all of our financial obligations to Investec under the terms of the Loan Extension.

ITEM  7.01.  Regulation FD Disclosure.

As stated above, on May 20, 2009, we paid the sum of 92,269,285 (Rand) to Investec Bank Limited (“Investec”).  The payment to Investec represent our final payment to Investec and thereby served to discharge our financial obligations to them under the terms of the bridging facility (term loan) of May 27, 2008 and the terms of the Loan Extension.

While we believe that the payment of our obligations to Investec serves to enhance our balance sheet and our financial flexibility, we remain a small company subject to many risks and uncertainties over which we have little or no control.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH OBTAINING TIMELY AND ACCEPTABLE REGULATORY APPROVALS, AND THE UNCERTAINTIES OF COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.

Date: May 27, 2009	By:	/s/ Michael McChesney

Michael McChesney, Chief Executive Officer